Exhibit 99

FOR RELEASE 6:00 AM ET, October 30, 2013

Contact:                      Robert S. Tissue, Sr. Vice President & CFO
Telephone:                 (304) 530-0552
Email:                           rtissue@summitfgi.com

SUMMIT FINANCIAL GROUP REPORTS THIRD QUARTER 2013 RESULTS

Q3 2013 Diluted EPS $0.24 compared to $0.10 in Q3 2012 and $0.13 in Q2 2013; YTD 2013 Diluted EPS $0.55 compared to $0.38 in 2012

MOOREFIELD, WV – October 30, 2013 (GLOBE NEWSWIRE) – Summit Financial Group, Inc. (“Company” or “Summit”) (NASDAQ: SMMF) today reported third quarter 2013 net income applicable to common shares of $2.08 million, or $0.24 per diluted share, compared with $803,000, or $0.10 per diluted share, for the third quarter of 2012. Third quarter 2013 results, as compared to the same period in 2012, were positively impacted primarily by a lower provision for loan losses and lower write-downs of foreclosed properties.

Excluding from third quarter 2013 (on a pre-tax basis)  realized securities gains of $132,000, gains on sales of foreclosed properties of $17,000, charges for other-than-temporary impairment (“OTTI”) of securities of $38,000 and write-downs of foreclosed properties of $654,000, and from third quarter 2012 realized securities gains of $760,000, gains on sales of foreclosed properties of $16,000, charges for other-than-temporary impairment (“OTTI”) of securities of $39,000 and write-downs of foreclosed properties of $2.57 million, third quarter 2013 earnings would have approximated $2.42 million, or $0.27 per diluted share, compared to $1.96 million, or $0.22 per diluted share, for the year-ago period.

For the nine months ended September 30, 2013, Summit recorded net income applicable to common shares of $4.70 million, or $0.55 per diluted share, compared with $3.03 million, or $0.38 per diluted share, for the comparable 2012 nine-month period.

Excluding  from the nine month period ended September 30, 2013 (on a pre-tax basis) realized securities gains of $116,000, losses on sales of foreclosed properties of $546,000, OTTI charges of $118,000 and write-downs of foreclosed properties of $3.08 million, and from the 2012 first nine-month period realized securities gains of $2.25 million, losses on sale of foreclosed properties of $583,000, OTTI charges of $375,000 and write-downs of foreclosed properties of $6.11 million, earnings for the first nine months of 2013 would have approximated $6.98 million, or $0.79 per diluted share, compared to $6.07 million, or $0.71 per diluted share, for the 2012 nine month period.

Highlights for Q3 2013 include:

•	Best quarter’s earnings per diluted share since Q4 2008.

•	Tenth consecutive quarter of positive quarterly earnings

•	Nonperforming assets declined for the seventh consecutive quarter, reaching its lowest level since Q4 2008; OREO is at its lowest level since Q4 2009.

•	The provision for loan losses remained unchanged compared to the $1.00 million recorded in Q2 2013, and was half the amount recorded in Q3 2012.

•	Recorded charges to write-down foreclosed properties of $654,000, compared to $1.49 million in Q2 2013 and $2.57 million in Q3 2012.

•	Net interest margin increased 3 basis points compared to Q2 2013, but decreased 2 basis points compared to Q3 2012.

•	Loans grew a modest 1.3 percent.

•	Summit’s regulatory capital ratios are at the highest levels in thirteen years.

H. Charles Maddy, III, President and Chief Executive Officer of Summit, commented, “We are pleased to report this past quarter’s continued progress toward:  improving our earnings performance, reducing our portfolio of problem assets, and strengthening our capital levels.   Our problem assets remain top priority, and we are encouraged by the 23 percent reduction in our nonperforming assets over the past 12 months. However, dispositions of foreclosed properties remain challenging -- particularly with respect to commercial and residential development properties. Further, we anticipate our near term quarterly earnings may continue to fluctuate as foreclosed properties are re-appraised and adjusted to estimated fair values on an ongoing basis.”

Results from Operations

Total revenue for the third quarter 2013, consisting of net interest income and noninterest income, was $12.4 million compared to $13.3 million for the third quarter 2012. For the year-to-date period ended September 30, 2013, total revenue was $37.1 million compared to $40.0 million for the same period in 2012.

Total revenue excluding realized securities gains of $132,000 and OTTI of securities of $38,000 was $12.3 million for third quarter 2013 compared to $12.6 million for the same prior-year quarter, a decrease of 2.1 percent.  For the first nine months of 2013, total revenue excluding these same items was $37.1 million compared to $38.1 million for the first nine months of 2012.

For the third quarter of 2013, net interest income decreased to $9.5 million, compared to $9.9 million reported in the prior-year third quarter and was relatively unchanged compared to the linked quarter. The net interest margin for third quarter 2013 was 3.15 percent compared to 3.12 percent for the linked quarter, and 3.17 percent for the year-ago quarter.

Noninterest income, consisting primarily of insurance commissions from Summit's insurance agency subsidiary and service fee income from community banking activities, for third quarter 2013 was $2.9 million compared to $3.4 million for the comparable period of 2012. Excluding realized securities gains and OTTI of securities, noninterest income was $2.77 million for third quarter 2013, compared to the $2.64 million reported for third quarter 2012.

The provision for loan losses was $1.0 million for the third quarter and linked quarter of 2013 compared to $2.0 million for the year-ago quarter.

Noninterest expenses continue to be well-controlled. Total noninterest expense decreased 17.9% for the quarter to $8.2 million from the $10.0 million reported in third quarter 2012. Excluding from third quarter 2013 noninterest expense (on a pre-tax basis) gains on sales of foreclosed properties of $17,000 and write-downs of foreclosed properties of $654,000 and from third quarter 2012 gains on sales of foreclosed properties of $16,000 and write-downs of foreclosed properties of $2.6 million, noninterest expense would have approximated $7.6 million for third quarter 2013 compared to $7.5 million for third quarter 2012.

Noninterest expense for the first nine months of 2013 decreased 9.2% compared to the first nine months of 2012. Excluding from the nine month period ended September 30, 2013 noninterest expense (on a pre-tax basis) losses on sales of foreclosed properties of $546,000 and write-downs of foreclosed properties of $3.1 million and from 2012 first nine-month period losses on sales of foreclosed properties of $583,000 and write-downs of foreclosed properties of $6.1 million, noninterest expense would have approximated $22.7 million for nine months ended September 30, 2013, compared to $22.3 million for the comparable period of 2012.

Balance Sheet

At September 30, 2013, total assets were $1.39 billion, an increase of $683,000, or 0.1 percent, and a decrease of $16.3 million, or 1.2 percent, since December 31, 2012 and September 30, 2012, respectively. Total loans, net of unearned fees and allowance for loan losses, were $939.2 million at September 30, 2013, up $2.0 million, or 0.2 percent, from the $937.2 million reported at year end 2012.

At September 30, 2013, deposits were $1.02 billion, a decrease of $10.4 million, or 1.0 percent, since year end 2012. During the first nine months of 2013, interest bearing checking deposits grew $11.0 million, or 6.3 percent, to $186.7 million, while time deposits decreased by $20.1 million, or 3.6 percent. Long-term borrowings and subordinated debentures declined by 16.6 percent since year end 2012, as the Company paid down $39.7 million in maturing borrowings during this period.

Asset Quality

As of September 30, 2013, nonperforming assets (“NPAs”), consisting of nonperforming loans, foreclosed properties, and repossessed assets, were $77.1 million, or 5.55 percent of assets. This compares to $78.2 million, or 5.70 percent of assets at the linked quarter, and $99.8 million, or 7.11 percent of assets at September 30, 2012.

Third quarter 2013 net loan charge-offs were $2.1 million, or 0.89 percent of average loans annualized, while adding $1.0 million to the allowance for loan losses. The allowance for loan losses stood at $13.0 million, or 1.37 percent of total loans at September 30, 2013, compared to 1.88 percent at December 31, 2012.

Capital Adequacy

Shareholders’ equity was $108.8 million as of September 30, 2013 compared to $108.6 million at December 31, 2012.

Summit’s regulatory total risk-based capital ratio increased modestly to 14.5 percent at September 30, 2013, compared to 14.4 percent at June 30, 2013 and 14.0 percent at December 31, 2012.  The Company’s September 30, 2013 Tier 1 leverage capital ratio of 8.9 percent is up from 8.6 percent at June 30, 2013 and 8.3 percent at December 30, 2012.

Summit's depository institution, Summit Community Bank, Inc. (the “Bank”), is well in excess of regulatory requirements for a "well capitalized" institution at September 30, 2013. The Bank’s total risk-based capital ratio was 15.5 percent at September 30, 2013 compared to 15.6 percent at June 30, 2013 and 15.0 percent at December 31, 2012, while its Tier 1 leverage capital ratio improved to 10.4 percent from the 10.2 percent and 9.8 percent reported at June 30, 2013 and December 31, 2012, respectively. The Bank received regulatory approval for and paid an upstream dividend of $1.00 million to Summit during third quarter 2013, representing the first such dividend since second quarter 2008.

Total common shares outstanding as of September 30, 2013 were 7,448,422 compared to 7,425,472 shares as of December 31, 2012.

About the Company

Summit Financial Group, Inc. is a $1.39 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle and South Central regions of West Virginia and the Northern and Shenandoah Valley regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates fifteen banking locations. Summit also operates Summit Insurance Services, LLC in Moorefield, West Virginia and Leesburg, Virginia.

FORWARD-LOOKING STATEMENTS

This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.

Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.  Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies.  We undertake no obligation to revise these statements following the date of this press release.

NON-GAAP FINANCIAL MEASURES

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America ("GAAP").  Specifically, Summit adjusted GAAP performance measures to exclude the effects of realized and unrealized securities gains and losses, gains/losses on sales of foreclosed properties, and write-downs of foreclosed properties to estimated fair values included in its Consolidated Statements of Income. Management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of Summit’s results of operations for the following reasons:  (1) the trading of securities is not deemed a core business activity of Summit; and (2) prior to the financial crisis in 2008, the recognition of material unrealized securities losses, gains/losses on sales of foreclosed properties, and write-downs of foreclosed properties were infrequent, and results excluding their impact will be beneficial to readers, if our levels of nonperforming assets return to historical levels. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q3 2013 vs Q3 2012

	For the Quarter Ended		Percent
Dollars in thousands	9/30/2013	9/30/2012	Change
Condensed Statements of Income
Interest income
Loans, including fees	$12,532	$13,648	-8.2%
Securities	1,512	1,934	-21.8%
Other	1	7	-85.7%
Total interest income	14,045	15,589	-9.9%
Interest expense
Deposits	2,487	3,067	-18.9%
Borrowings	2,020	2,587	-21.9%
Total interest expense	4,507	5,654	-20.3%
Net interest income	9,538	9,935	-4.0%
Provision for loan losses	1,000	2,000	-50.0%
Net interest income after provision
for loan losses	8,538	7,935	7.6%

Noninterest income
Insurance commissions	1,057	1,052	0.5%
Service fees related to deposit accounts	1,106	1,074	3.0%
Realized securities gains	132	760	-82.6%
Other-than-temporary impairment of securities	(38)	(39)	-2.6%
Other income	606	514	17.9%
Total noninterest income	2,863	3,361	-14.8%
Noninterest expense
Salaries and employee benefits	4,050	3,940	2.8%
Net occupancy expense	454	476	-4.6%
Equipment expense	578	573	0.9%
Professional fees	263	292	-9.9%
FDIC premiums	503	510	-1.4%
Foreclosed properties expense	262	356	-26.4%
(Gain) on sale of foreclosed properties	(17)	(16)	6.3%
Write-downs of foreclosed properties	654	2,571	-74.6%
Other expenses	1,484	1,325	12.0%
Total noninterest expense	8,231	10,027	-17.9%
Income before income taxes	3,170	1,269	149.8%
Income taxes	898	272	230.1%
Net income	2,272	997	127.9%
Preferred stock dividends	194	194	0.0%

Net income applicable to common shares	$2,078	$803	158.8%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q3 2013 vs Q3 2012

	For the Quarter Ended		Percent
	9/30/2013	9/30/2012	Change
Per Share Data
Earnings per common share
Basic	$0.28	$0.11	154.5%
Diluted	$0.24	$0.10	140.0%

Average shares outstanding
Basic	7,443,865	7,425,472	0.2%
Diluted	9,621,957	9,601,278	0.2%

Performance Ratios
Return on average equity (A)	8.49%	3.71%	128.8%
Return on average assets	0.67%	0.28%	139.3%
Net interest margin	3.15%	3.17%	-0.6%
Efficiency ratio (B)	56.22%	54.38%	3.4%

                    NOTE (A) – Net income divided by total average shareholders’ equity.

                    NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Nine Month Performance Summary -- 2013 vs 2012

	For the Nine Months Ended		Percent
Dollars in thousands	9/30/2013	9/30/2012	Change
Condensed Statements of Income
Interest income
Loans, including fees	$38,234	$42,055	-9.1%
Securities	4,684	6,579	-28.8%
Other	4	30	-86.7%
Total interest income	42,922	48,664	-11.8%
Interest expense
Deposits	8,074	10,140	-20.4%
Borrowings	6,047	8,600	-29.7%
Total interest expense	14,121	18,740	-24.6%
Net interest income	28,801	29,924	-3.8%
Provision for loan losses	3,500	6,002	-41.7%
Net interest income after provision
for loan losses	25,301	23,922	5.8%

Noninterest income
Insurance commissions	3,373	3,352	0.6%
Service fees related to deposit accounts	3,202	3,163	1.2%
Realized securities gains	116	2,245	-94.8%
Other-than-temporary impairment of securities	(118)	(375)	-68.5%
Other income	1,741	1,649	5.6%
Total noninterest income	8,314	10,034	-17.1%
Noninterest expense
Salaries and employee benefits	12,155	11,733	3.6%
Net occupancy expense	1,387	1,445	-4.0%
Equipment expense	1,724	1,777	-3.0%
Professional fees	885	872	1.5%
FDIC premiums	1,557	1,532	1.6%
Foreclosed properties expense	836	935	-10.6%
Loss on sale of foreclosed properties	546	583	-6.3%
Write-downs of foreclosed properties	3,078	6,114	-49.7%
Other expenses	4,164	4,012	3.8%
Total noninterest expense	26,332	29,003	-9.2%
Income before income taxes	7,283	4,953	47.0%
Income taxes	2,001	1,345	48.8%
Net income	5,282	3,608	46.4%
Preferred stock dividends	582	583	-0.2%

Net income applicable to common shares	$4,700	$3,025	55.4%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Nine Month Performance Summary -- 2013 vs 2012

	For the Nine Months Ended		Percent
	9/30/2013	9/30/2012	Change
Per Share Data
Earnings per common share
Basic	$0.63	$0.41	53.7%
Diluted	$0.55	$0.38	44.7%

Average shares outstanding
Basic	7,438,216	7,425,472	0.2%
Diluted	9,618,328	9,601,098	0.2%

Performance Ratios
Return on average equity (A)	6.46%	4.54%	42.3%
Return on average assets	0.51%	0.34%	50.0%
Net interest margin	3.17%	3.19%	-0.6%
Efficiency ratio (B)	56.24%	53.75%	4.6%

                    NOTE (A) – Net income divided by total average shareholders’ equity.

                    NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
Dollars in thousands	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Condensed Statements of Income
Interest income
Loans, including fees	$12,532	$12,799	$12,904	$13,512	$13,648
Securities	1,512	1,507	1,664	1,703	1,934
Other	1	2	1	5	7
Total interest income	14,045	14,308	14,569	15,220	15,589
Interest expense
Deposits	2,487	2,820	2,768	3,017	3,067
Borrowings	2,020	1,984	2,043	2,307	2,587
Total interest expense	4,507	4,804	4,811	5,324	5,654
Net interest income	9,538	9,504	9,758	9,896	9,935
Provision for loan losses	1,000	1,000	1,500	2,498	2,000
Net interest income after provision
for loan losses	8,538	8,504	8,258	7,398	7,935

Noninterest income
Insurance commissions	1,057	1,132	1,184	1,082	1,052
Service fees related to deposit accounts	1,106	1,085	1,012	1,092	1,074
Realized securities gains	132	(57)	42	103	760
Other-than-temporary impairment of securities	(38)	(27)	(54)	(76)	(39)
Other income	606	570	564	644	514
Total noninterest income	2,863	2,703	2,748	2,845	3,361
Noninterest expense
Salaries and employee benefits	4,050	3,987	4,117	3,799	3,940
Net occupancy expense	454	476	457	495	476
Equipment expense	578	559	598	577	573
Professional fees	263	360	251	314	292
FDIC premiums	503	515	540	535	510
Foreclosed properties expense	262	295	279	269	356
(Gain) loss on sale of foreclosed properties	(17)	523	40	94	(16)
Write-downs of foreclosed properties	654	1,494	929	748	2,571
Other expenses	1,484	1,329	1,351	1,433	1,325
Total noninterest expense	8,231	9,538	8,562	8,264	10,027
Income before income taxes	3,170	1,669	2,444	1,979	1,269
Income taxes	898	452	651	(126)	272
Net income	2,272	1,217	1,793	2,105	997
Preferred stock dividends	194	194	194	194	194
Net income applicable to common shares	$2,078	$1,023	$1,599	$1,911	$803

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Per Share Data
Earnings per common share
Basic	$0.28	$0.14	$0.22	$0.26	$0.11
Diluted	$0.24	$0.13	$0.19	$0.22	$0.10

Average shares outstanding
Basic	7,443,865	7,438,401	7,432,254	7,425,472	7,425,472
Diluted	9,621,957	9,619,585	9,613,886	9,601,435	9,601,278

Performance Ratios
Return on average equity (A)	8.49%	4.40%	6.55%	7.76%	3.71%
Return on average assets	0.67%	0.35%	0.52%	0.60%	0.28%
Net interest margin	3.15%	3.12%	3.23%	3.19%	3.17%
Efficiency ratio - (B)	56.22%	56.52%	56.00%	53.88%	54.38%

              NOTE (A) – Net income divided by total average shareholders’ equity.

              NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data

	For the Quarter Ended
Dollars in thousands, except per share amounts	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012

Assets
Cash and due from banks	$4,571	$4,336	$3,906	$3,833	$3,752
Interest bearing deposits other banks	11,532	7,971	7,915	10,969	13,441
Securities	291,258	291,180	283,054	281,539	291,992
Loans, net	939,169	925,979	945,741	937,168	940,933
Property held for sale	45,303	47,258	54,625	56,172	56,033
Premises and equipment, net	20,780	20,936	21,023	21,129	21,265
Intangible assets	8,036	8,124	8,212	8,300	8,387
Cash surrender value of life insurance policies	35,257	30,027	29,791	29,553	30,065
Other assets	31,881	34,159	35,931	38,441	38,218
Total assets	$1,387,787	$1,369,970	$1,390,198	$1,387,104	$1,404,086

Liabilities and Shareholders' Equity
Deposits	$1,016,735	$1,038,163	$1,066,318	$1,027,125	$1,027,307
Short-term borrowings	54,163	16,762	5,960	3,958	20,957
Long-term borrowings and
subordinated debentures	199,929	199,954	199,977	239,657	240,133
Other liabilities	8,155	7,880	7,928	7,809	8,361
Shareholders' equity	108,805	107,211	110,015	108,555	107,328
Total liabilities and shareholders' equity	$1,387,787	$1,369,970	$1,390,198	$1,387,104	$1,404,086

Book value per common share (A)	$11.32	$11.15	$11.45	$11.31	$11.20
Tangible book value per common share (A)	$10.48	$10.31	$10.60	$10.44	$10.33
Tangible equity / Tangible assets	7.3%	7.3%	7.4%	7.3%	7.1%

                    NOTE  (A) – Assumes the conversion to common stock of all outstanding shares of convertible preferred stock.

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Regulatory Capital Ratios

	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Summit Financial Group, Inc.
Total Risk Based Capital	14.5%	14.4%	14.1%	14.0%	13.8%
Tier 1 Risk-based Capital	12.1%	12.1%	11.8%	11.6%	11.3%
Tier 1 Leverage Ratio	8.9%	8.6%	8.4%	8.3%	8.0%

Summit Community Bank, Inc.
Total Risk Based Capital	15.5%	15.6%	15.2%	15.0%	14.6%
Tier 1 Risk-based Capital	14.3%	14.3%	13.9%	13.7%	13.3%
Tier 1 Leverage Ratio	10.4%	10.2%	10.0%	9.8%	9.5%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition

Dollars in thousands	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012

Commercial	$83,844	$78,964	$86,877	$85,829	$88,997
Commercial real estate
Owner occupied	151,261	149,660	151,942	154,252	150,090
Non-owner occupied	279,412	277,773	288,475	276,082	279,132
Construction and development
Land and development	73,089	73,426	76,277	79,335	82,857
Construction	12,323	7,634	5,782	3,772	2,087
Residential real estate
Non-jumbo	215,058	216,759	213,965	216,714	215,584
Jumbo	59,701	58,567	62,849	61,567	62,748
Home equity	53,674	53,774	53,765	53,263	53,455
Consumer	20,472	20,147	19,638	20,586	21,290
Other	3,374	3,397	3,191	3,701	2,513
Total loans, net of unearned fees	952,208	940,101	962,761	955,101	958,753
Less allowance for loan losses	13,039	14,122	17,020	17,933	17,820
Loans, net	$939,169	$925,979	$945,741	$937,168	$940,933

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Deposit Composition

Dollars in thousands	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Non interest bearing checking	$99,109	$92,147	$93,125	$100,592	$96,764
Interest bearing checking	186,702	187,244	181,327	175,706	177,236
Savings	193,285	196,069	197,587	193,039	197,610
Time deposits	537,639	562,703	594,279	557,788	555,697
Total deposits	$1,016,735	$1,038,163	$1,066,318	$1,027,125	$1,027,307

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information

	For the Quarter Ended
Dollars in thousands	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Gross loan charge-offs	$2,825	$3,968	$2,497	$2,545	$2,142
Gross loan recoveries	(742)	(70)	(84)	(160)	(73)
Net loan charge-offs	$2,083	$3,898	$2,413	$2,385	$2,069

Net loan charge-offs to average loans (annualized)	0.89%	1.63%	1.00%	0.99%	0.86%
Allowance for loan losses	$13,039	$14,122	$17,020	$17,933	$17,820
Allowance for loan losses as a percentage
of period end loans	1.37%	1.50%	1.77%	1.88%	1.86%
Nonperforming assets:
Nonperforming loans
Commercial	$2,557	$3,996	$4,763	$5,002	$5,343
Commercial real estate	3,795	1,695	1,525	2,556	2,803
Commercial construction and development	3,761	-	-	-	428
Residential construction and development	9,128	11,505	13,076	13,641	16,333
Residential real estate	12,385	13,605	16,869	16,522	18,809
Consumer	145	91	72	55	88
Total nonperforming loans	31,771	30,892	36,305	37,776	43,804
Foreclosed properties
Commercial	-	-	-	-	-
Commercial real estate	9,961	10,310	11,779	11,835	11,802
Commercial construction and development	11,161	11,492	16,670	17,597	17,683
Residential construction and development	20,585	21,591	21,929	23,074	23,769
Residential real estate	3,596	3,865	4,247	3,666	2,779
Total foreclosed properties	45,303	47,258	54,625	56,172	56,033
Other repossessed assets	-	2	19	6	-
Total nonperforming assets	$77,074	$78,152	$90,949	$93,954	$99,837

Nonperforming loans to period end loans	3.34%	3.29%	3.77%	3.96%	4.57%
Nonperforming assets to period end assets	5.55%	5.70%	6.54%	6.77%	7.11%

Loans Past Due 30-89 Days
	For the Quarter Ended
In thousands	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012

Commercial	$30	$199	$27	$180	$874
Commercial real estate	1,757	626	2,161	437	1,264
Construction and development	154	698	64	-	56
Residential real estate	4,697	4,479	4,522	6,170	4,346
Consumer	229	286	277	326	313
Other	50	53	-	-	-
Total	$6,917	$6,341	$7,051	$7,113	$6,853

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q3 2013 vs Q3 2012
	Q3 2013			Q3 2012
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$935,975	$12,468	5.28%	$955,849	$13,572	5.65%
Tax-exempt	5,258	95	7.17%	6,267	115	7.30%
Securities
Taxable	218,054	895	1.63%	238,458	1,341	2.24%
Tax-exempt	77,445	935	4.79%	69,636	890	5.08%
Interest bearing deposits other banks
and Federal funds sold	7,081	1	0.06%	19,690	7	0.14%
Total interest earning assets	1,243,813	14,394	4.59%	1,289,900	15,925	4.91%

Noninterest earning assets
Cash & due from banks	4,524			4,247
Premises & equipment	20,900			21,422
Other assets	109,219			117,354
Allowance for loan losses	(13,945)			(17,825)
Total assets	$1,364,511			$1,415,098

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$183,042	$61	0.13%	$176,974	$83	0.19%
Savings deposits	194,810	278	0.57%	200,865	321	0.64%
Time deposits	543,552	2,147	1.57%	548,983	2,663	1.93%
Short-term borrowings	34,839	24	0.27%	12,479	8	0.26%
Long-term borrowings and
subordinated debentures	199,940	1,996	3.96%	264,315	2,579	3.88%
Total interest bearing liabilities	1,156,183	4,506	1.55%	1,203,616	5,654	1.87%

Noninterest bearing liabilities
Demand deposits	93,424			96,048
Other liabilities	7,831			8,015
Total liabilities	1,257,438			1,307,679

Shareholders' equity - preferred	9,309			9,326
Shareholders' equity - common	97,764			98,093
Total liabilities and
shareholders' equity	$1,364,511			$1,415,098

NET INTEREST EARNINGS		$9,888			$10,271

NET INTEREST MARGIN			3.15%			3.17%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
YTD 2013 vs YTD 2012

	YTD 2013			YTD 2012
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$948,870	$38,038	5.36%	$965,227	$41,811	5.79%
Tax-exempt	5,560	298	7.17%	6,776	368	7.25%
Securities
Taxable	220,669	2,851	1.73%	235,885	4,592	2.60%
Tax-exempt	76,021	2,776	4.88%	70,753	3,009	5.68%
Interest bearing deposits other banks
and Federal funds sold	7,706	4	0.07%	22,737	31	0.18%
Total interest earning assets	1,258,826	43,967	4.67%	1,301,378	49,811	5.11%

Noninterest earning assets
Cash & due from banks	4,430			4,195
Premises & equipment	21,006			21,684
Other assets	111,948			120,041
Allowance for loan losses	(15,726)			(18,191)
Total assets	$1,380,484			$1,429,107

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$178,911	$193	0.14%	$167,843	$247	0.20%
Savings deposits	195,907	875	0.60%	206,953	1,054	0.68%
Time deposits	566,172	7,007	1.65%	545,121	8,839	2.17%
Short-term borrowings	25,579	50	0.26%	14,250	25	0.23%
Long-term borrowings and
subordinated debentures	203,019	5,997	3.95%	288,305	8,575	3.97%
	1,169,588	14,122	1.61%	1,222,472	18,740	2.05%
Noninterest bearing liabilities
Demand deposits	94,139			92,362
Other liabilities	7,698			8,273
Total liabilities	1,271,425			1,323,107

Shareholders' equity - preferred	9,319			9,326
Shareholders' equity - common	99,740			96,674
Total liabilities and
shareholders' equity	$1,380,484			$1,429,107

NET INTEREST EARNINGS		$29,845			$31,071

NET INTEREST MARGIN			3.17%			3.19%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended		For the Nine Months Ended
Dollars in thousands	9/30/2013	9/30/2012	9/30/2013	9/30/2012

Net income applicable to common shares - excluding
realized securities gains, gains/(losses) on sales of
foreclosed properties, other-than-temporary impairment
of securities and write-downs of foreclosed properties	$2,420	$1,959	$6,984	$6,066

Realized securities gains/(losses)	132	760	116	2,245
Applicable income tax effect	(49)	(281)	(43)	(831)
Gains/(losses) on sales of foreclosed properties	17	16	(546)	(583)
Applicable income tax effect	(6)	(6)	202	216
Other-than-temporary impairment of securities	(38)	(39)	(118)	(375)
Applicable income tax effect	14	14	44	139
Write-downs foreclosed properties	(654)	(2,571)	(3,078)	(6,114)
Applicable income tax effect	242	951	1,139	2,262
	(342)	(1,156)	(2,284)	(3,041)
GAAP net income applicable to common shares	$2,078	$803	$4,700	$3,025

Diluted earnings per common share - excluding
realized securities gains, gains/(losses) on sales of
foreclosed properties, other-than-temporary impairment
of securities and write-downs of foreclosed properties	$0.27	$0.22	$0.79	$0.71

Realized securities gains/(losses)	0.01	0.08	0.01	0.23
Applicable income tax effect	-	(0.03)	-	(0.09)
Gains/(losses) on sales of foreclosed properties	-	-	(0.06)	(0.06)
Applicable income tax effect	-	-	0.02	0.02
Other-than-temporary impairment of securities	-	-	(0.01)	(0.04)
Applicable income tax effect	-	-	-	0.01
Write-downs of foreclosed properties	(0.07)	(0.27)	(0.32)	(0.64)
Applicable income tax effect	0.03	0.10	0.12	0.24
	(0.03)	(0.12)	(0.24)	(0.33)
GAAP diluted earnings per common share	$0.24	$0.10	$0.55	$0.38

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended		For the NIne Months Ended
Dollars in thousands	9/30/2013	9/30/2012	9/30/2013	9/30/2012

Total revenue - excluding realized securities gains and
other-than-temporary impairment of securities	$12,307	$12,575	$37,117	$38,088

Realized securities gains/(losses)	132	760	116	2,245
Other-than-temporary impairment of securities	(38)	(39)	(118)	(375)
	94	721	(2)	1,870
GAAP total revenue	$12,401	$13,296	$37,115	$39,958

Total noninterest income - excluding realized securities gains
and other-than-temporary impairment of securities	$2,769	$2,640	$8,316	$8,164

Realized securities gains/(losses)	132	760	116	2,245
Other-than-temporary impairment of securities	(38)	(39)	(118)	(375)
	94	721	(2)	1,870
GAAP total noninterest income	$2,863	$3,361	$8,314	$10,034

Total noninterest expense - excluding gains/losses
on sales of foreclosed properties and write-downs
of forclosed properties	$7,594	$7,472	$22,708	$22,306

(Gains)/losses on sales of foreclosed properties	(17)	(16)	546	583
Write-downs of foreclosed properties	654	2,571	3,078	6,114
	637	2,555	3,624	6,697
GAAP total noninterest expense	$8,231	$10,027	$26,332	$29,003